UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2007

                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      1-9973                  36-3352497
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
       of Incorporation)                                     Identification No.)

   1400 Toastmaster Drive, Elgin, Illinois                         60120
   (Address of Principal Executive Offices)                      (Zip Code)

                                 (847) 741-3300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         Elgin, Il., June 27, 2007 - The Middleby Corporation (NASDAQ: MIDD) announced that it has entered into a new collective bargaining agreement with its unionized workforce at its Elgin, Illinois manufacturing facility, ending a work stoppage at this facility that began on May 17, 2007 after the unionized workforce failed to ratify a final contract proposal of its expired collective bargaining agreement.
         The company manufactures its Middleby Marshall conveyor ovens at this facility. There are approximately 135 employees that participate in the union at the Elgin, Illinois facility. Net sales generated from this facility accounted for approximately 16% of the company's net sales in 2006.
                  The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press release dated June 30, 2007 of The Middleby Corporation.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE MIDDLEBY CORPORATION


Dated: June 30, 2007                         By:  /s/ Timothy J. FitzGerald
                                                  -------------------------
                                                      Timothy J. FitzGerald
                                                         Vice President and
                                                    Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------

Exhibit 99.1      Press release dated June 30, 2007 of The Middleby Corporation.